Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Fourth Quarter and Year Ended December 31, 2023 and an Increase in Quarterly Cash Dividend

KIRKLAND, WASHINGTON, February 7, 2024-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter and year ended December 31, 2023. MPS also announced that its Board of Directors has approved an increase in the quarterly cash dividend from $1.00 per share to $1.25 per share. The first quarter dividend of $1.25 per share will be paid on April 15, 2024 to all stockholders of record as of the close of business on March 29, 2024.

The financial results for the quarter ended December 31, 2023 were as follows:

●

Revenue was $454.0 million for the quarter ended December 31, 2023, a 4.4% decrease from $474.9 million for the quarter ended September 30, 2023 and a 1.3% decrease from $460.0 million for the quarter ended December 31, 2022.

●	GAAP gross margin was 55.3% for the quarter ended December 31, 2023, compared with 58.2% for the quarter ended December 31, 2022.

●

Non-GAAP gross margin (1) was 55.7% for the quarter ended December 31, 2023, excluding the impact of $1.2 million for stock-based compensation expense and $0.5 million for deferred compensation plan expense, compared with 58.5% for the quarter ended December 31, 2022, excluding the impact of $1.0 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense.

●	GAAP operating expenses were $141.6 million for the quarter ended December 31, 2023, compared with $130.9 million for the quarter ended December 31, 2022.

●

Non-GAAP operating expenses (1) were $96.7 million for the quarter ended December 31, 2023, excluding $39.9 million for stock-based compensation expense and $4.9 million for deferred compensation plan expense, compared with $94.8 million for the quarter ended December 31, 2022, excluding $34.2 million for stock-based compensation expense and $1.9 million for deferred compensation plan expense.

●	GAAP operating income was $109.6 million for the quarter ended December 31, 2023, compared with $136.9 million for the quarter ended December 31, 2022.

●

Non-GAAP operating income (1) was $156.1 million for the quarter ended December 31, 2023, excluding $41.1 million for stock-based compensation expense and $5.4 million for deferred compensation plan expense, compared with $174.1 million for the quarter ended December 31, 2022, excluding $35.3 million for stock-based compensation expense and $1.9 million for deferred compensation plan expense.

●	GAAP other income, net, was $10.0 million for the quarter ended December 31, 2023, compared with $3.9 million for the quarter ended December 31, 2022.

●

Non-GAAP other income, net (1) was $4.9 million for the quarter ended December 31, 2023, excluding $5.1 million for deferred compensation plan income, compared with $1.9 million for the quarter ended December 31, 2022, excluding $2.0 million for deferred compensation plan income.

●	GAAP income before income taxes was $119.5 million for the quarter ended December 31, 2023, compared with $140.8 million for the quarter ended December 31, 2022.

●

Non-GAAP income before income taxes (1) was $161.0 million for the quarter ended December 31, 2023, excluding $41.1 million for stock-based compensation expense and $0.3 million for net deferred compensation plan expense, compared with $176.0 million for the quarter ended December 31, 2022, excluding $35.3 million for stock-based compensation expense and $0.1 million for net deferred compensation plan income.

●

GAAP net income was $96.9 million and $1.98 per diluted share for the quarter ended December 31, 2023. Comparatively, GAAP net income was $119.1 million and $2.45 per diluted share for the quarter ended December 31, 2022.

●

Non-GAAP net income (1) was $140.9 million and $2.88 per diluted share for the quarter ended December 31, 2023, excluding $41.1 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $2.5 million for related tax effects, compared with $154.0 million and $3.17 per diluted share for the quarter ended December 31, 2022, excluding $35.3 million for stock-based compensation expense, $0.1 million for net deferred compensation plan income and $0.3 million for related tax effects.

The financial results for the year ended December 31, 2023 were as follows:

●	Revenue was $1,821.1 million for the year ended December 31, 2023, a 1.5% increase from $1,794.1 million for the year ended December 31, 2022.

●	GAAP gross margin was 56.1% for the year ended December 31, 2023, compared with 58.4% for the year ended December 31, 2022.

●

Non-GAAP gross margin (1) was 56.4% for the year ended December 31, 2023, excluding the impact of $4.5 million for stock-based compensation expense and $0.9 million for deferred compensation plan expense, compared with 58.7% for the year ended December 31, 2022, excluding the impact of $4.7 million for stock-based compensation expense.

●	GAAP operating expenses were $539.4 million for the year ended December 31, 2023, compared with $521.8 million for the year ended December 31, 2022.

●

Non-GAAP operating expenses (1) were $385.4 million for the year ended December 31, 2023, excluding $145.2 million for stock-based compensation expense, $8.7 million for deferred compensation plan expense and $0.1 million for amortization of purchased intangible assets, compared with $372.4 million for the year ended December 31, 2022, excluding $156.3 million for stock-based compensation expense, $7.1 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets.

●	GAAP operating income was $481.7 million for the year ended December 31, 2023, compared with $526.8 million for the year ended December 31, 2022.

●

Non-GAAP operating income (1) was $641.1 million for the year ended December 31, 2023, excluding $149.7 million for stock-based compensation expense, $9.6 million for deferred compensation plan expense and $0.1 million for amortization of purchased intangible assets, compared with $680.9 million for the year ended December 31, 2022, excluding $161.0 million for stock-based compensation expense, $7.0 million for deferred compensation plan income, and $0.1 million for amortization of purchased intangible assets.

●	GAAP other income, net, was $24.1 million for the year ended December 31, 2023, compared with other expense, net, of $1.8 million for the year ended December 31, 2022.

●

Non-GAAP other income, net (1) was $15.6 million for the year ended December 31, 2023, excluding $8.5 million for deferred compensation plan income, compared with $4.8 million for the year ended December 31, 2022, excluding $6.6 million for deferred compensation plan expense.

●	GAAP income before income taxes was $505.8 million for the year ended December 31, 2023, compared with $524.9 million for the year ended December 31, 2022.

●

Non-GAAP income before income taxes (1) was $656.7 million for the year ended December 31, 2023, excluding $149.7 million for stock-based compensation expense, $1.1 million for net deferred compensation plan expense and $0.1 million for amortization of purchased intangible assets, compared with $685.7 million for the year ended December 31, 2022, excluding $161.0 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income and $0.1 million for amortization of purchased intangible assets.

●

GAAP net income was $427.4 million and $8.76 per diluted share for the year ended December 31, 2023. Comparatively, GAAP net income was $437.7 million and $9.05 per diluted share for the year ended December 31, 2022.

●

Non-GAAP net income (1) was $574.6 million and $11.78 per diluted share for the year ended December 31, 2023, excluding $149.7 million for stock-based compensation expense, $1.1 million for net deferred compensation plan expense, $0.1 million for amortization of purchased intangible assets and $3.6 million for related tax effects, compared with $599.9 million and $12.41 per diluted share for the year ended December 31, 2022, excluding $161.0 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income, $0.1 million for amortization of purchased intangible assets and $1.6 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2023	2022	2023	2022
Storage and Computing	$117,312	$120,840	$491,139	$452,594
Enterprise Data	128,897	68,433	322,980	251,415
Automotive	89,758	97,378	394,665	300,016
Industrial	33,378	56,063	172,717	219,179
Communications	40,926	64,283	204,911	251,452
Consumer	43,741	53,015	234,660	319,492
Total	$454,012	$460,012	$1,821,072	$1,794,148

The following is a summary of revenue by product family (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2023	2022	2023	2022
DC to DC	$427,873	$432,513	$1,718,623	$1,696,594
Lighting Control	26,139	27,499	102,449	97,554
Total	$454,012	$460,012	$1,821,072	$1,794,148

“While we continue to be cautious about near-term business conditions, we believe our long-term growth strategy remains intact, and we can swiftly adapt to market changes as they occur,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the first quarter ending March 31, 2024:

●	Revenue in the range of $437.0 million to $457.0 million.

●	GAAP gross margin between 55.1% and 55.7%. Non-GAAP gross margin (1) between 55.4% and 56.0%, which excludes an estimated 0.3% impact from stock-based compensation and related expenses.

●

GAAP operating expenses between $147.2 million and $151.2 million. Non-GAAP operating expenses (1) between $101.8 million and $103.8 million, which excludes estimated stock-based compensation and related expenses, and amortization of recently purchased intangible assets. The total of non-GAAP adjustments to operating expenses are in the range of  $45.4 million to $47.4 million.

●	Total stock-based compensation and related expenses of $46.2 million to $48.2 million.

●	Other income of $5.3 million to $5.7 million before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 48.8 million and 49.2 million.

(1) Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, other income (expense), net, operating income and income before income taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation expense, net deferred compensation plan expense (income), amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income (expense). Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan expense (income). Non-GAAP other income, net excludes the effect of deferred compensation plan expense (income). Non-GAAP income before income taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and net deferred compensation plan expense (income). Projected non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, which include stock-based compensation expense and employer payroll taxes in relation to the stock-based compensation. Projected non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses, and amortization of purchased intangible assets. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, February 7, 2024. You can access the webinar at: https://mpsic.zoom.us/j/91485774615. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation and related expenses, amortization of purchased intangible assets, other income before foreign exchange gains or losses, and fully diluted shares outstanding, (ii) our outlook for the first quarter of fiscal year 2024 and the near-term, medium-term and long-term prospects of MPS, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment in research and development (“R&D”), expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued downturn in the global economy, including due to the Russia-Ukraine and Middle East conflicts, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Middle East conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, military, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that MPS acquires, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which MPS is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent collapse of certain banks in the U.S. and elsewhere and the Russia-Ukraine and Middle East conflicts; and other important risk factors identified under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and our Quarterly Reports on Form 10-Q filed with the SEC on May 5, 2023, August 4, 2023 and November 8, 2023. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless global company that provides high-performance, semiconductor-based power electronic solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient, cost-effective, and environmentally responsible while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Executive Vice President and Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

MPSInvestor.Relations@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$527,843	$288,607
Short-term investments	580,633	449,266
Accounts receivable, net	179,858	182,714
Inventories	383,702	447,290
Other current assets	147,463	42,742
Total current assets	1,819,499	1,410,619
Property and equipment, net	368,952	357,157
Goodwill	6,571	6,571
Deferred tax assets, net	28,054	35,252
Other long-term assets	211,277	249,286
Total assets	$2,434,353	$2,058,885

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$62,958	$61,461
Accrued compensation and related benefits	56,286	88,260
Other accrued liabilities	115,791	113,679
Total current liabilities	235,035	263,400
Income tax liabilities	60,724	53,509
Other long-term liabilities	88,655	73,374
Total liabilities	384,414	390,283
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 48,028 and 47,107, respectively	1,129,937	975,276
Retained earnings	947,064	716,403
Accumulated other comprehensive loss	(27,062)	(23,077)
Total stockholders’ equity	2,049,939	1,668,602
Total liabilities and stockholders’ equity	$2,434,353	$2,058,885

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue	$454,012	$460,012	$1,821,072	$1,794,148
Cost of revenue	202,889	192,203	799,953	745,596
Gross profit	251,123	267,809	1,021,119	1,048,552
Operating expenses:
Research and development	71,459	61,674	263,643	240,171
Selling, general and administrative	70,095	69,243	275,740	281,596
Total operating expenses	141,554	130,917	539,383	521,767
Operating income	109,569	136,892	481,736	526,785
Other income (expense), net	9,976	3,872	24,105	(1,848)
Income before income taxes	119,545	140,764	505,841	524,937
Income tax expense	22,640	21,674	78,467	87,265
Net income	$96,905	$119,090	$427,374	$437,672

Net income per share:
Basic	$2.02	$2.53	$8.98	$9.37
Diluted	$1.98	$2.45	$8.76	$9.05
Weighted-average shares outstanding:
Basic	47,936	46,979	47,610	46,727
Diluted	48,881	48,549	48,771	48,358

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of revenue	$1,228	$1,030	$4,545	$4,721
Research and development	10,204	8,480	36,611	35,355
Selling, general and administrative	29,675	25,759	108,555	120,916
Total stock-based compensation expense	$41,107	$35,269	$149,711	$160,992

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income	$96,905	$119,090	$427,374	$437,672

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	41,107	35,269	149,711	160,992
Amortization of purchased intangible assets	33	33	132	132
Deferred compensation plan expense (income), net	288	(61)	1,055	(411)
Tax effect	2,519	(326)	(3,625)	1,559
Non-GAAP net income	$140,852	$154,005	$574,647	$599,944

Non-GAAP net income per share:
Basic	$2.94	$3.28	$12.07	$12.84
Diluted	$2.88	$3.17	$11.78	$12.41

Shares used in the calculation of non-GAAP net income per share:
Basic	47,936	46,979	47,610	46,727
Diluted	48,881	48,549	48,771	48,358

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Gross profit	$251,123	$267,809	$1,021,119	$1,048,552
Gross margin	55.3%	58.2%	56.1%	58.4%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,228	1,030	4,545	4,721
Deferred compensation plan expense	486	95	871	49
Non-GAAP gross profit	$252,837	$268,934	$1,026,535	$1,053,322
Non-GAAP gross margin	55.7%	58.5%	56.4%	58.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Total operating expenses	$141,554	$130,917	$539,383	$521,767

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(39,879)	(34,239)	(145,166)	(156,271)
Amortization of purchased intangible assets	(33)	(33)	(132)	(132)
Deferred compensation plan income (expense)	(4,897)	(1,851)	(8,690)	7,060
Non-GAAP operating expenses	$96,745	$94,794	$385,395	$372,424

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Total operating income	$109,569	$136,892	$481,736	$526,785

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	41,107	35,269	149,711	160,992
Amortization of purchased intangible assets	33	33	132	132
Deferred compensation plan expense (income)	5,383	1,946	9,561	(7,011)
Non-GAAP operating income	$156,092	$174,140	$641,140	$680,898

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Total other income (expense), net	$9,976	$3,872	$24,105	$(1,848)

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	(5,095)	(2,007)	(8,506)	6,600
Non-GAAP other income, net	$4,881	$1,865	$15,599	$4,752

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Total income before income taxes	$119,545	$140,764	$505,841	$524,937

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	41,107	35,269	149,711	160,992
Amortization of purchased intangible assets	33	33	132	132
Deferred compensation plan expense (income), net	288	(61)	1,055	(411)
Non-GAAP income before income taxes	$160,973	$176,005	$656,739	$685,650

2024 FIRST QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	March 31, 2024
	Low	High
Gross margin	55.1%	55.7%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation and related expenses	0.3%	0.3%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	March 31, 2024
	Low	High
Operating expenses	$147,200	$151,200
Adjustments to reconcile operating expenses to non-GAAP operating expenses:
Stock-based compensation and related expenses	(44,800)	(46,800)
Amortization of purchased intangible assets	(600)	(600)
Non-GAAP operating expenses	$101,800	$103,800